UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

        Provident Financial Holdings, Inc.'s ("Company") wholly owned subsidiary, Provident Savings Bank, F.S.B. ("Bank"), and the Bank's Board of Directors entered into a new employment agreement with Craig G. Blunden ("Mr. Blunden"), the President and Chief Executive Officer of the Company and the Bank, effective December 15, 2005. The Board of Directors determined that a new employment agreement was necessary to memorialize changes that have occurred in the business environment in which the Bank operates and modifications to the organizational structure of the Company from the time that the prior employment agreement was approved. The agreement has a term of three years and may be extended by the Board. The agreement provides for a base salary of $362,250 per year effective on January 1, 2006 which is subject to annual review by the Board and provides that Mr. Blunden will serve as the President and Chief Executive Officer of the Bank and provide services to the Company and any of its subsidiaries. Under the agreement, Mr. Blunden is eligible to participate in all fringe benefit programs available to employees of the Bank as well as any program made available to senior executives of the Bank, including the use of an employer-provided automobile. The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment. In the event of Mr. Blunden's termination without "cause" (as defined in the agreement) by the Bank, the agreement provides for a lump sum payment equal to approximately the future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and the continuation of life and medical insurance at the Bank's expense for Mr. Blunden and his dependents. In the event of Mr. Blunden's termination without cause following a change in control of the Bank, Mr. Blunden is entitled to an additional payment equal to approximately three times the sum of his base salary and bonuses during the 12 months preceding his termination of employment reduced by the value of any other payments made by the Bank by reason of Mr. Blunden's termination without cause. A copy of the employment agreement is attached as Exhibit 99.1 and incorporated herein by reference.

        Also on December 15, 2005 the Bank's Board amended Mr. Blunden's post-retirement compensation agreement to comply with Section 409A of the Internal Revenue Code and related guidance (referred to herein as "Section 409A"). The Board determined that this is necessary to avoid the tax sanctions imposed if a non-qualified plan is not Section 409A compliant both in form and operation. The agreement provides that if Mr. Blunden terminates employment with the Bank after attaining age 62, the Bank will provide Mr. Blunden with an actuarially determined lump sum payment designed to approximate a monthly benefit for life equal to 50% of his final average monthly salary. The agreement provides for a six-month delay in the lump sum payment since Mr. Blunden is a specified employee and provides that no lump sum payment will be paid to Mr. Blunden if he is terminated for cause. A copy of the post-retirement compensation agreement is attached as Exhibit 99.2 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

            (c)        Exhibits

                       10.1   Employment Agreement between Provident Savings Bank, F.S.B. and
                                 Craig G. Blunden.

                       10.2    Post-Retirement Compensation Agreement between Provident Savings
                                  Bank, F.S.B. and Craig G. Blunden.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005                                PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                        /s/ Donavon P. Ternes
                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer

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Exhibit 10.1

Employment Agreement between
Provident Savings Bank, F.S.B. and Craig G. Blunden

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EMPLOYMENT AGREEMENT

        THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 15th day of December 2005 by and between Provident Savings Bank, F.S.B. (the "Savings Bank"), and Craig G. Blunden (the "Employee"). References to the "Company" mean Provident Financial Holdings, Inc., the holding company of the Savings Bank.

        WHEREAS, the Employee is currently serving as the President and Chief Executive Officer of the Savings Bank;

        WHEREAS, the Employee has made and will continue to make a major contribution to the success of the Savings Bank in the position of President and Chief Executive Officer;

        WHEREAS, the Board of Directors of the Savings Bank (the "Board of Directors") recognizes that the possibility of a change in control of the Savings Bank or the Company may occur and that such possibility, and the uncertainty and questions which may arise among management, may result in the departure or distraction of key management to the detriment of the Savings Bank and the Company;

        WHEREAS, the Employee is currently employed by the Savings Bank under the terms and conditions of an employment agreement dated January 1, 1997, which the Employee and the Savings Bank desire to terminate and replace it with this Agreement, and that such termination and replacement be effective as of the date hereof;

        WHEREAS, the Board of Directors believes that it is in the best interests of the Savings Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Savings Bank and its subsidiaries; and

        WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

        NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

        1. Definitions.

                    (a) "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25%

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or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board or who was appointed as a result of a change at the direction of the Office of Thrift Supervision ("OTS") or the Federal Deposit Insurance Corporation ("FDIC"), shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Savings Bank or the Company or a change in the composition of the Board at the direction of the OTS or the FDIC.

                  (b)      The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Savings Bank, including but not limited to the Company.

                  (c)     The term "Date of Termination" means the date upon which the Employee's employment with the Savings Bank ceases, as specified in a notice of termination pursuant to Section 9 of this Agreement or the date a succession becomes effective under Section 11.

                     (d)      The term "Effective Date" means the date of this Agreement.

                    (e)     The term "Involuntary Termination" means the termination of the employment of Employee (i) by the Savings Bank without the Employee's express written consent (other than pursuant to Section 7(e)(ii)(3)); or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation), if the termination of employment occurs within 30 days of any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Riverside, California, or within a radius of 35 miles from the location of the Savings Bank's administrative offices as of the Effective Date, except for reasonable travel on Savings Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or

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seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Savings Bank-wide reduction in staff; (4) other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Savings Bank, a reduction in the Employee's Salary (as defined in Section 4(a)) or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Board of Directors (or a board of directors of a successor of the Savings Bank) to elect the Employee as President and Chief Executive Officer of the Savings Bank (or a successor of the Savings Bank) or any action by the Board of Directors (or a board of directors of a successor of the Savings Bank) removing the Employee from such office. The term "Involuntary Termination" does not include Termination for Cause, termination of employment due to death or permanent disability pursuant to Section 7(e) of this Agreement, retirement or suspension or temporary or permanent prohibition from participation in the conduct of the Savings Bank's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

                (f)     The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with the Savings Bank because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the Board of Directors at a meeting of the Board of Directors duly called and held for such purpose (after reasonable notice to the Employee, which shall not be less than 30 days notice, and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board of Directors), stating that in the good faith opinion of the Board of Directors, the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail, which determination shall be subject to a complete and de novo review as to reasonableness and good faith in accordance with Section 17 (dealing with the arbitration of disputes under this Agreement).

        2.  Term. The term of this Agreement shall be a period of three years commencing on the Effective Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Effective Date, and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year in addition to the then-remaining term, provided that (i) neither the Employee nor the Savings Bank has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further; and (ii) prior to such anniversary, the Board of Directors explicitly reviews and approves the extension. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

        3.    Employment. The Employee shall be employed as the President and Chief Executive Officer of the Savings Bank. As such, the Employee shall render all services and possess the powers

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as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors may prescribe from time to time. The Employee shall have full authority to do and perform or cause to be performed all such services, acts or things as he shall deem necessary or advisable to manage and conduct the business of the Savings Bank, including, without limitation, hiring, supervision and termination of employees and consultants, in a manner consistent with policies established from time to time by the Board of Directors. In the performance of such duties, the Employee shall only be required to report to the Board of Directors. The Employee shall also render services to the Company or any subsidiary or subsidiaries of the Company or Savings Bank as requested by the Savings Bank from time to time consistent with his executive position.

     The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Savings Bank to the extent necessary to discharge his responsibilities hereunder. During the term of this Agreement the Employee shall devote substantially all of his regular business time solely to the business of the Savings Bank, including community affairs, charitable matters or other activities that may reasonably be expected to benefit the general image of the Savings Bank in the communities it serves, and the Employee shall not provide services on behalf of, or otherwise engage in or promote, any business competitive with that of the Savings Bank or its affiliates. Subject to the foregoing, the Employee may (i) serve on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors, which approval shall not be withheld unreasonably and (ii) engage in personal business and manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

        4. Cash Compensation.

                (a)     Salary. The Savings Bank agrees to pay the Employee during the term of this Agreement a base salary (the "Salary") in the annualized amount of $362,250. The Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Salary shall be increased (but shall not be decreased) from time to time in accordance with the amounts of salary approved by the Board of Directors after the Effective Date. The amount of the Salary shall be reviewed by the Board of Directors at least annually during the term of this Agreement.

                (b)      Bonuses. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Savings Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers. The Board of Directors may also authorize and declare that another or additional performance-based and discretionary bonuses be paid to the Employee, as determined to be appropriate from time to time.

                (c)    Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement, provided that the Employee accounts for all of such expenses as may be required by the Board of Directors. Reasonable expenses include, but are not limited to, all customary and reasonable

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expenses incurred for promoting, pursuing or otherwise furthering the business of the Savings Bank or its Consolidated Subsidiaries, including but not limited to expenses for travel, entertainment and related matters, attendance at conventions and industry related meetings, the cost of trade publications related to financial institutions or otherwise relating to the business of the Savings Bank or its Consolidated Subsidiaries, and dues, fees and assessments with respect to those executive facilities and country clubs for which the Savings Bank, as of the Effective Date, is making direct payment on behalf of the Employee, or in respect of which the Savings Bank is providing the Employee with reimbursement.

        5.  Benefits.

                (a)     Participation in Benefit Plans. The Employee shall be entitled to participate, to the same extent as executive officers of the Savings Bank generally, in all plans of the Savings Bank and the Company relating to retirement, 401(k), Employee Stock Ownership Plan, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Savings Bank's executive officers are eligible or become eligible to participate.

                (b)     Fringe Benefits. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Savings Bank's executive officers and their eligible dependents, including but not limited to: (i) supplemental retirement, deferred compensation program; (ii) use of a company automobile of a quality commensurate with the Employee's position as Chief Executive Officer of the Savings Bank, including replacement of such automobile after not more than three calendar years of use and including payment by the Savings Bank of the costs of insurance, repairs, gas and oil for such automobile; (iii) club dues; (iv) reimbursement of financial planning and annual tax return preparation fees incurred at an accounting firm of the Employee's choice; (v) reimbursement for costs related to or incurred in connection with annual comprehensive physical examinations of the Employee at a facility of his choice, including the costs of any additional examinations or diagnostic expense recommended by the examining physician, and (vi) supplemental medical or life insurance plans, including the payment of a stipend to Employee for the payment of the premium on a long term disability policy, plus any and all income tax attributable to the payment of such stipend.

        6. Vacations; Leave.

                (a)     Vacations. The Employee shall be entitled to a minimum of four weeks of annual paid vacation, together with all paid holidays provided by the Savings Bank to its employees or executive officers. Except as otherwise required by applicable regulatory authorities, such vacation time need not be taken in consecutive periods. The Employee shall be entitled to carry over unused vacation time for a period of up to one year.

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                (b)     Leave. The Employee shall be entitled to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

        7. Termination of Employment.

               (a)   Involuntary Termination. A majority of the Board of Directors may terminate the Employee's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Employee's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination, other than after a Change in Control which occurs during the term of this Agreement, the Savings Bank shall make a lump sum payment to the Employee (or to his spouse, personal representatives, heirs or estate should he thereafter become disabled or die) equal to the discounted present value computed using a discount rate equal to the lesser of (i) the then current Eleventh District Cost of Funds Index, or (ii) the prime rate then charged by representative commercial banks as then most recently reported in The Wall Street Journal) of the aggregate future Salary to which the Employee would have been entitled had he continued in the Savings Bank's employ for the then remaining balance of the term of this Agreement. Such lump sum payment shall be made within 30 days following the date of such termination.

                (b)    Termination for Cause. In the event of Termination for Cause, the Savings Bank shall pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, and shall have no further obligation to the Employee under this Agreement.

                (c)    Voluntary Termination. The Employee's employment may be voluntarily terminated by the Employee at any time upon at least six months' written notice to the Savings Bank or such shorter period as may be agreed upon between the Employee and the Board of Directors. In the event of such voluntary termination, the Savings Bank shall be obligated to continue to pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, at the time such payments are due, and shall have no further obligation to the Employee under this Agreement.

                (d)  Change in Control. In the event of Involuntary Termination within 12 months after a Change in Control which occurs at any time following the Effective Date while the Employee is employed under this Agreement, the Savings Bank shall (i) pay to the Employee in a lump sum in cash within 30 business days after the Date of Termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Code; and (ii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination; provided, however, that no

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payment shall be made under this Section 7(d) that would cause the Savings Bank to be "undercapitalized" for purposes of 12 C.F.R. Section 565.4 or any successor provision. If it is determined that the benefit payable under this Section 7(d) constitutes deferred compensation within the meaning of Section 409A of the Code, and the Employee is considered a "specified employee" within the meaning of Section 409A, then the payment under this Section 7(d) shall be paid on the sixth anniversary of the Employee's Involuntary Termination Date.

          (e)    Death or Disability.

                        (i)     Death. This Agreement shall terminate upon the Employee's death, except as provided below.

            (ii)    Disability. If the Employee becomes entitled to benefits under the terms of   the then- current disability plan, if any, of the Savings Bank (the "Disability Plan") or becomes otherwise unable to fulfill his duties under this Agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided by the Savings Bank for executive employees. In the event of such disability, this Agreement shall not be suspended, except that (1) the obligation to pay the Salary to the Employee shall be reduced in accordance with the amount of disability income benefits received by the Employee, if any, pursuant to this paragraph such that, on an after-tax basis, the Employee shall realize from the sum of disability income benefits and the Salary the same amount as he would realize on an after-tax basis from the Salary if the obligation to pay the Salary were not reduced pursuant to this Section 7(e); (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors, the Savings Bank may discontinue payment of the Salary beginning six months following a determination that the Employee has become entitled to benefits under the Disability Plan or otherwise unable to fulfill his duties under this Agreement; and (3) notwithstanding the foregoing, if Employee is 65 years of age or older, the Board of Directors upon a resolution approved by a majority of the disinterested members of the Board of Directors may terminate the Employee's employment beginning 90 days following a determination that the Employee is unable to fulfill his duties under this Agreement.

           In the event of the Employee's death or disability, or in the event of the normal or early retirement of the Employee as defined for purposes of the Provident Savings Bank 401(k) Plan, the Savings Bank shall continue to provide the following benefits to the Employee, or his estate as applicable: (A) The Savings Bank shall continue in force, without cost to Employee, those life and accidental death and dismemberment insurance coverages being provided by the Savings Bank to the Employee and his spouse and his eligible dependents as of the date of such termination, provided that after the Employee's 65th birthdate such coverages may be reduced to reflect any decreases which would have occurred if the Employee continued in the employment of the Savings Bank after his 65th birthdate (as determined under the coverage schedules for such insurance in place as of the date of

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such termination); (B) The Savings Bank shall continue to provide to the Employee and his eligible dependents medical insurance coverage equivalent in benefits, duration and terms to that provided to the Employee and such persons as of the date of such termination; (C) The Savings Bank shall reimburse the Employee for the categories of expense specified in Section 4(c) hereof, provided that the Employee shall obtain approval for such expenditures in accordance with policies adopted by the Savings Bank from time to time.

        In the event of the death or disability of the Employee while employed under this Agreement and prior to any termination of employment, the Savings Bank shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the Salary which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died, together with the benefits provided hereunder through such date.

                (f)    Temporary Suspension or Prohibition. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Savings Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(3) and (g)(1), the Savings Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

                 (g)     Permanent Suspension or Prohibition. If the Employee is removed and/or permanently prohibited from participating in the conduct of the Savings Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Savings Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

              (h)     Default of the Savings Bank. If the Savings Bank is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

              (i)      Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Savings Bank: (i) by the Director of the OTS (the "Director") or his or her designee, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Savings Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Savings Bank or when the Savings Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

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              (j)     Reductions of Benefits. Notwithstanding any other provision of this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Savings Bank or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

             (k)       Further Reductions. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and FDIC regulation 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

             (l)      No Duty To Mitigate. If the Employee shall be entitled to receive compensation or benefits under this Agreement after his termination of employment, the Employee shall have no duty to mitigate such payments by seeking or obtaining other employment or otherwise. In the event the Employee obtains other employment, any amounts otherwise due hereunder shall not be reduced as a result of the Employee's receipt of compensation from such other employment, except that the Savings Bank's obligations to provide the benefits described in Section 7(d)(ii) shall be limited to the cost to the Employee, if any, of obtaining any benefits needed to make the benefits provided by the new employer comparable to those previously provided by the Savings Bank. Any payments due to the Employee pursuant to the preceding sentence shall be made within 30 days after the Savings Bank's receipt of suitable evidence that the Employee will be required to incur or has incurred an expense in order to obtain the benefits contemplated hereby.

        8. Post-Termination Obligations. For one year following any termination of the Employee's employment under this Agreement, the Employee will not directly or indirectly, in any capacity: (i) hire or employ, directly or indirectly through any enterprise with which he is associated, any then-current employee or consultant of the Savings Bank, or any of the Savings Bank's parent companies, subsidiaries or affiliates; (ii) shall not recruit, solicit or induce (or in any way assist another person or enterprise in recruiting, soliciting or inducing), directly or indirectly, any person who is an employee or consultant of the Savings Bank or any of the Savings Bank's parent companies, subsidiaries or affiliates at the time of Employee's termination, or who was, within six months prior to such termination, an employee or consultant of the Savings Bank, to terminate his or her employment or other relationship therewith; and (iii) shall not make use of, divulge or disclose, directly or indirectly, any trade secret or other confidential information concerning the business or policies of the Savings Bank or of any of its affiliates, which he learned of as a result of his employment by the Savings Bank except to the extent that (A) such use or disclosure is necessary to the performance of this Agreement and in furtherance of the Savings Bank's best interests, required by applicable law, necessary to the defense of the Employee in any legal proceeding, or is

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authorized by the Savings Bank, (B) such information is lawfully obtainable from other sources or (C) is in the public domain.

        9.  Notice of Termination. In the event that the Savings Bank desires to terminate the employment of the Employee during the term of this Agreement, the Savings Bank shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Savings Bank stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Savings Bank, stating the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

        10. Attorneys' Fees. The Savings Bank shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Savings Bank (or a successor) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Savings Bank's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee.

        11. No Assignments.

                (a)     This Agreement is personal to each of the parties hereto, and no party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Savings Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Savings Bank would be required to perform it, if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Savings Bank in the same amount and on the same terms as the compensation pursuant to Section 7(d) of this Agreement. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

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                (b)  This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        12. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Savings Bank at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Savings Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Savings Bank.

        13. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

        14. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

        15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

        16.  Governing Law. This Agreement shall be governed by the laws of the State of California.

        17. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The OTS may appear at any arbitration hearing but the decision is not binding on the OTS.

       18. Deferral of Non-Deductible Compensation. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Savings Bank and the Consolidated Subsidiaries for any calendar year exceeds the maximum amount of compensation deductible by the Savings Bank or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. This Section 18 shall not apply to the extent its application would cause payments under this Plan to be considered deferred compensation subject to the application of Section 409A of the Code.

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        19. Knowing and Voluntary Agreement. Employee represents and agrees that he has read this Agreement, understands its terms, and that he has the right to consult counsel of choice and has either done so or knowingly waives the right to do so. Employee also represents that he has had ample time to read and understand the Agreement before executing it and that he enters into this Agreement without duress or coercion from any source.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

        THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                                          PROVIDENT SAVINGS BANK, F.S.B.

                                                                   /s/Roy H. Taylor
/s/Deborah L. Hill                                        By: Roy H. Taylor
Human Resources Director                          Its: Chairman of the Personnel/Compensation
                                                                         Committee

                                                                    EMPLOYEE

                                                                     /s/ Craig G. Blunden
                                                                    Craig G. Blunden

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Exhibit 10.2

Post-Retirement Compensation Agreement between
Provident Savings Bank, F.S.B. and Craig G. Blunden

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POST-RETIREMENT COMPENSATION AGREEMENT

        This Agreement ("Agreement") is entered into as of the 15th day of December, 2005, between PROVIDENT SAVINGS BANK, F.S.B. (the "Bank") and CRAIG G. BLUNDEN (the "Executive") with reference to the following facts.

        A.     The Executive has been employed by the Bank since May 28, 1974 and has performed his duties in an exemplary manner resulting in substantial profits to the Bank.

        B.     The Bank entered into an Employment Agreement and a Post-Retirement Compensation Agreement with the Executive, both dated as of March 26, 1992, pursuant to which agreements, (the "Prior Employment Agreement" and "Prior Compensation Agreement", respectively), the Executive is entitled to receive certain port-retirement benefits. The Prior Employment Agreement and Prior Compensation Agreement were amended and restated effective January 1, 1997.

        C.     The parties are entering into a revised employment agreement (the "Revised Employment Agreement"). It also is necessary to amend this agreement to comply with the applicable requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and regulations and guidance of general applicability issued thereunder (collectively referred to as ("Section 409A").

        D.      The parties desire to amend and restate this Agreement to reflect the revised employment agreement and to comply with Section 409A.

        NOW, THEREFORE, the parties hereto agree as follows:

    Retirement Benefit.

             If the Executive experiences a "separation from service" (as defined in Section 409A) from the Bank after reaching age 62, the Bank shall pay the Executive a retirement benefit equivalent in value to a monthly income for the remainder of the Executive's life equal to fifty percent (50%) of the Executive's Final Average Monthly Salary ( "Basic Benefit"). The term "Final Average Monthly Salary" shall mean the average gross amount of the Executive's basic monthly salary determined in accordance with the Bank's customary payroll practices, before tax withholding and other payroll deductions and including deferred salary compensation when credited rather than when paid, but excluding bonus or incentive awards, director fees paid to the Executive by the Bank or its Affiliates and any accelerated payments of future salary. "Final Average Monthly Salary" shall be computed based on the highest paid thirty-six (36) consecutive months of the Executive's employment with the Bank.

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           2.        Distribution of Benefits.

            (a)    Time of Distribution. Except as otherwise provided herein, or required or permitted by Section 409A, the Executive's payment shall be made by the 60th day following the date of the Executive's separation from service (the "60th Day"), or if the 60th Day is not within the calendar year of the Executive's separation from service, no later than the 15th day of the third month following the Executive's separation from service. Notwithstanding the preceding sentence, if the Executive is considered a "specified employee" (within the meaning of Section 409A) at the time of his separation from service (and the separation from service is not on account of the Executive's death), then no benefits shall be paid to the Executive for six months from the date of the separation from service.

            (b)    Form of Benefit. The Bank shall make a lump sum payment to the Executive in an amount equal to the actuarially determined discounted present value of the Basic Benefit. In calculating the actuarially determined present value of the Basic Benefit, the calculation shall be as of the Executive's separation from service date and shall be based on the prevailing National Association of Insurance Commissioners ("NAIC") standard mortality tables used as of such date, and the discount rate used shall be the lesser of the prime rate or the Eleventh District cost of funds.

        3.          Early Termination.

            (a)    Termination by Executive Reduced Benefits. Subject to Section 3(b) and 3(c) below, if the Executive experiences a separation from service from the Bank prior to reaching age sixty-two (62) for any reason other than death, disability or as a result of a termination by the Bank, as defined in Sections 7(e)(i), 7(e)(ii), or 7(a) or 7(d) respectively, of the Revised Employment Agreement, the monthly benefits due and payable to the Executive under this Agreement shall be reduced from fifty percent (50%) of the Executive's Final Average Monthly Salary by multiplying the benefits otherwise payable hereunder by a fraction, the numerator of which shall be the number of months between March 26, 1992 and the date of such termination of employment, and the denominator of which shall be the number of months from March 26, 1992 to the date Executive reaches the age sixty-two (62). The Executive shall be entitled to commence receipt of such reduced monthly benefits hereunder upon reaching age sixty-two (62). Distribution of the benefit provided under this Section 3(a) shall be pursuant to the provisions of Section 2.

            (b)    Death, Disability or Termination by Bank: Full Benefits. If, prior to reaching age sixty-two (62), the Executive experiences a separation from service from the Bank as a result of death, disability or termination by the Bank, as defined in Sections 7(e)(i), 7(e)(ii) or 7(a) or 7(d), respectively, of the Revised Employment Agreement,, the Executive, or his surviving spouse, if applicable, shall be entitled to a lump sum benefit equal to the amount that would have

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become payable to the Executive pursuant to Section 2(a); provided, however, that such lump sum benefit shall be reduced by any benefit actually received by the Executive under the long-term disability policy referred to in the Revised Employment Agreement. The timing of the distribution of the benefit provided under this Section 3(b) shall be subject to the provisions of Section 2(a).

     (c) Termination for Cause. In no event shall any payment be made under this Agreement if Executive is Terminated for Cause as defined in Section 1(f) of the Revised Employment Agreement.

        4.            Prior Agreements.

        The post-retirement compensation agreement set forth herein, together with the provisions of the Revised Employment Agreement, are in full replacement of and supersede the agreements relating to post-retirement compensation set forth in the Prior Employment Agreement.

        5.            Non-assignment of Benefits.

        Neither the Executive, his spouse (if any), his designated beneficiaries (if any) or his estate shall     have any right to alienate, pledge, hypothecate, encumber or dispose of the right to receive payments under this Agreement, nor shall such payments be subject to pledge, attachment or claims of creditors. Such payments and the rights thereto are expressly declared to be nonassignable and nontransferable. In the event of any attempted assignment of transfer, the Bank shall not be bound thereby and may fully discharge its obligations under this Agreement by making the payments provided for in this Agreement to the parties designated herein.

        6.           Successors.

        This Agreement shall be binding upon and inure to the benefit of any successor of the Bank and any such successor shall be deemed substituted for the Bank under the terms of this Agreement. As used in this Agreement, the term "successor" shall include any firm, corporation, or other business entity which at any time, whether by merger, consolidation, purchase, conversion or other corporate reorganization involving the Bank, acquires all or substantially all of the assets or business of the Bank.

        7.         Administration.

       The Personnel/Compensation Committee of the Board of Directors of the Bank (the "Committee") shall be responsible for administration of this Agreement, and shall have the authority to make, amend or rescind such rules and to make such determinations as it shall deem necessary or appropriate for the proper implementation of this Agreement; provided that, the Committee shall report all actions taken by it to the Board on a regular basis. Any action taken or determination made by the Committee shall be final, binding and conclusive on all parties absent manifest error.

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The Committee shall be the agent for the service of process on the Bank in connection with this Agreement.

        8. Procedure For Appeal of Denial of Benefits: Arbitration.

      (a)    The Executive, or the Executive's spouse if applicable, shall have the right to request review by the Committee of any decision denying claims for benefits under this Agreement in accordance with the following appeal procedure:

              (i)    The Committee shall provide notice in writing to the Executive (or to the Executive's spouse, if applicable) if a claim for benefits under this Agreement has been denied in whole or in part. Such notice shall be made within 60 days of the receipt by the Committee of the claim or, if special circumstances require, and the Executive (or spouse) is so notified in writing, within 90 days of the receipt by the Committee of the claim. The notice shall (A) set for the specific reasons for the denial of benefits; (B) contain specific references to provisions of the Agreement relevant to the denial; (C) describe any material and information, if any, necessary for the claim for benefits to be allowed, which had been requested, but not received by the Committee; and (D) advise the Executive (or spouse) that any appeal of the Committee's adverse determination must be made in writing to the Committee, within 90 days after receipt of this notification, setting forth the facts upon which the appeal is based.

              (ii)      If the Executive (or spouse) fails to appeal the Committee's denial of benefits in writing and within ninety (90) days, the Committee's determination shall become final and conclusive.

            (iii)      If the Executive (or spouse) timely appeals the Committee's denial of benefits, the Committee shall reexamine all issues relevant to the original denial of benefits. The Committee may in addition, upon at least ten (10) days written notice, request the claimant or his representative to appear personally before it to make an oral presentation or answer questions that may have been raised, or the Executive (or spouse) or their representative may make a request to appear personally before the Committee.

            (iv)      The Committee shall advise the Executive (or spouse) in writing of its decision and the specific reasons on which such decision was based within 60 days of receipt of the written appeal, or personal appearance of the Executive (or spouse) or their representative, unless special circumstances require an extension of such sixty (60) day period for not more than an additional sixty (60) days. Where such extension is necessary the Executive (or spouse) shall be given written notice of the delay.

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        (b)    If any issue regarding claims under this Agreement is not resolved to the satisfaction of the Executive, or the Executive's spouse if applicable, such issue shall be submitted for final and binding arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award resulting from such arbitration in any court of competent jurisdiction.

         9.     Notices, Statements and Reports.

        The Committee shall be the "administrator" of the Agreement as defined in Section 3(16)(A) of the Employee Retirement Income Security Act of 1974 ("ERISA") for purposes of the reporting and disclosure requirements imposed by ERISA and the Internal Revenue Code of 1986, as amended.

        10.    Indemnification.

       To the extent permitted by applicable law and regulation, the Bank shall indemnify and hold harmless the members of the Board of Directors of the Bank and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Agreement, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

       11.  Withholding.

       All amounts paid pursuant to this Agreement shall be subject to applicable federal, state and local tax withholding laws and regulations.

       12.  Headings.

        Headings herein are for convenience only, are not a part hereof and shall not be used in construing this Agreement.

       13. Counterparts.

      This Agreement maybe be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

        14. Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of California.

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        15. Severability.

      Any provisions of this Agreement which is held to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability only, without invalidating the remaining provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set opposite their respective names.

Attest:                                                                PROVIDENT SAVINGS BANK, F.S.B.

                                                                       /s/Roy H. Taylor
/s/Deborah L. Hill                                            By: Roy H. Taylor
Human Resources Director                              Its: Chairman of the Personnel/Compensation
                                                                             Committee

                                                                          EMPLOYEE

                                                                          /s/Craig G. Blunden
                                                                         Craig G. Blunden

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